UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: May 5, 2018 (Date of earliest event reported)

CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-4604	31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 S. Gilmore Road, Fairfield, Ohio		45014-5141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 870-2000

N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders
Item 7.01 Regulation FD Disclosure
On May 7, 2018, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation Holds Shareholders' and Directors' Meetings.” The news release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. On May 7, 2018, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation Declares Regular Quarterly Cash Dividend.” The news release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.
Final voting results on matters properly brought before the annual meeting of shareholders held on May 5, 2018, are set forth below:
Total Outstanding Shares as of Record Date:        164,089,681
Shares Represented at Meeting:            149,210,353

Proposal 1—Election of Directors

	For	Against	Abstain	Broker Nonvotes
William F. Bahl	117,343,903	11,590,830	237,072	20,038,548
Gregory T. Bier	127,132,102	1,802,977	236,728	20,038,546
Linda W. Clement-Holmes	127,636,044	1,297,676	238,086	20,038,547
Dirk J. Debbink	127,386,572	1,484,435	300,798	20,038,548
Steven J. Johnston	126,966,562	1,972,424	232,818	20,038,549
Kenneth C. Lichtendahl	119,313,876	9,583,224	274,703	20,038,550
W. Rodney McMullen	110,962,997	17,949,207	259,599	20,038,550
David P. Osborn	128,356,125	559,718	255,961	20,038,549
Gretchen W. Price	125,352,526	3,570,295	248,985	20,038,547
Thomas R. Schiff	126,314,540	2,687,262	170,004	20,038,547
Douglas S. Skidmore	125,662,765	3,235,380	273,662	20,038,546
Kenneth W. Stecher	126,666,722	2,334,837	170,246	20,038,548
John F. Steele, Jr.	126,319,036	2,588,650	264,120	20,038,547
Larry R. Webb	126,275,375	2,697,548	198,884	20,038,546

Proposal 2—Approve an amendment to the company's Code of Regulations to add proxy access provisions for director nominations

For	Against	Abstain	Broker Nonvotes
126,013,092	2,736,729	421,976	20,038,556

Proposal 3 —Approve the Cincinnati Financial Corporation Nonemployee Directors' Stock Plan of 2018

For	Against	Abstain	Broker Nonvotes
125,137,398	3,233,576	800,817	20,038,562

Proposal 4 —Approve Compensation for Named Executive Officers

For	Against	Abstain	Broker Nonvotes
123,861,738	4,355,151	954,907	20,038,557

Proposal 5—Ratify Selection of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for 2018

For	Against	Abstain
146,939,159	2,058,300	212,894

This report should not be deemed an admission as to the materiality of any information contained in the news release.
The information furnished in Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits
(c) Exhibits
Exhibit 99.1– News release dated May 7, 2018, titled “Cincinnati Financial Corporation Holds Shareholders' and Directors' Meetings”

Exhibit 99.2– News release dated May 7, 2018, titled “Cincinnati Financial Corporation Declares Regular Quarterly Cash Dividend”
Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: May 9, 2018	/s/Lisa A. Love
Lisa A. Love, Esq.
Senior Vice President, General Counsel and Corporate Secretary